Impairment Charges and Impairment of Joint Venture Investments	12 Months Ended
Dec. 31, 2011
Impairment Charges and Impairment of Joint Venture Investments [Abstract]
Impairment Charges and Impairment of Joint Venture Investments

11.    Impairment Charges and Impairment of Joint Venture Investments

Due to the then-continued deterioration of the U.S. capital markets in 2008, the lack of liquidity and the related impact on the real estate market and retail industry that accelerated through the end of 2009, as well as changes in the Company’s hold period assumptions triggered by these factors, the Company determined that certain of its consolidated real estate investments and unconsolidated joint venture investments were impaired. As a result, the Company recorded impairment charges on the following consolidated assets and unconsolidated joint venture investments (in millions):

	For the Year Ended December 31,
	2011	2010	2009
Land held for development (A)	$54.2	$54.3	$—
Undeveloped land (B)	9.0	30.5	0.4
Assets marketed for sale (C)	4.7	—	11.8

Total continuing operations	$67.9	$84.8	$12.2

Sold assets or assets held for sale	57.9	51.8	73.8
Assets formerly occupied by Mervyns (D)	—	35.3	68.7

Total discontinued operations	$57.9	$87.1	$142.5

Joint venture investments (E)	2.9	0.2	184.6

Total impairment charges	$128.7	$172.1	$339.3

(A)

Amounts reported in the year ended December 31, 2011, primarily related to land held for development in Russia (the “Yaroslavl Project”) and Canada that are owned through consolidated joint ventures. The Company’s proportionate share of the loss was approximately $50.4 million after adjusting for the allocation of loss to the non-controlling interest in certain of the projects. The asset impairments primarily were triggered by the Company’s decision to dispose of its interest in lieu of development for certain of the projects and the related execution of agreements for the sale or partial sale of its interest in these projects. The Company subsequently sold its interest in the land held for development in Brampton, Canada, in the fourth quarter of 2011 to its joint venture partner in the project.

Amounts reported in the year ended December 31, 2010, are primarily related to land held for development in Russia, which is owned through a consolidated joint venture. The Company’s proportionate share of the loss was $41.9 million after adjusting for the allocation of loss to the non-controlling interest. The asset impairments were triggered in the second quarter of 2010 primarily due to a change in the Company’s investment plans for these projects.

(B)	Amounts reported in 2010 include a $19.3 million impairment charge associated with an abandoned development project. A subsidiary of the Company’s TRS acquired a leasehold interest in a development project located in Norwood, Massachusetts, as part of a portfolio acquisition in 2003 and no longer expects to fund the ground rent expense. The ground lease was subsequently terminated in 2011.

(C)	These charges were triggered primarily due to the Company’s marketing of these assets for sale and management’s assessment of the likelihood and timing of a sale.

(D)	As discussed in Notes 1 and 12, these assets were deconsolidated in 2010 and all operating results have been reclassified as discontinued operations.

For the years ended December 31, 2010 and 2009, the Company’s proportionate share of these impairment charges was $16.5 million and $33.6 million, respectively, after adjusting for the allocation of loss to the non-controlling interest in this previously consolidated joint venture. The 2010 impairment charges were triggered primarily due to a change in the Company’s business plans for these assets and the resulting impact on its holding period assumptions for this substantially vacant portfolio. During 2010, the Company determined it was no longer committed to the long-term management and investment in these assets. The 2009 impairment charges were triggered primarily due to the Company’s marketing of certain assets for sale combined with the overall economic downturn in the retail real estate environment that existed at the time. A full write-down of this portfolio was not recorded in 2009 due to the Company’s then-holding period assumptions and future investment plans for these assets.

(E)	These charges were recognized because these investments incurred an “other than temporary impairment.”

Measurement of Fair Value

The Company is required to assess the fair value of certain impaired consolidated and unconsolidated joint venture investments. The valuation of impaired real estate assets and investments is determined using widely accepted valuation techniques including discounted cash flow analysis on the expected cash flows of each asset as well as the income capitalization approach considering prevailing market capitalization rates, analysis of recent comparable sales transactions, actual sales negotiations and bona fide purchase offers received from third parties and/or consideration of the amount that currently would be required to replace the asset, as adjusted for obsolescence. In general, the Company considers multiple valuation techniques when measuring fair value of an investment. However, in certain circumstances, a single valuation technique may be appropriate.

For operational real estate assets, the significant assumptions included the capitalization rate used in the income capitalization valuation as well as the projected property net operating income. For projects under development, the significant assumptions included the discount rate, the timing and the estimated costs for the construction completion and project stabilization, projected net operating income and the exit capitalization rate. For investments in unconsolidated joint ventures, the Company also considered the valuation of any underlying joint venture debt. These valuation adjustments were calculated based on market conditions and assumptions made by management at the time the valuation adjustments were recorded, which may differ materially from actual results if market conditions or the underlying assumptions change.

Items Measured at Fair Value on a Non-Recurring Basis

The following table presents information about the Company’s impairment charges on both financial and nonfinancial assets that were measured on a fair value basis for the years ended December 31, 2011, 2010 and 2009. The table also indicates the fair value hierarchy of the valuation techniques used by the Company to determine such fair value (in millions).

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total	Total Losses
December 31, 2011
Long-lived assets held and used and held for sale	$—	$—	$212.0	$212.0	$125.8
Unconsolidated joint venture investments	—	—	5.5	5.5	2.9
December 31, 2010
Long-lived assets held and used	—	—	229.2	229.2	171.9
Unconsolidated joint venture investments	—	—	—	—	0.2
December 31, 2009
Long-lived assets held and used	—	—	251.6	251.6	154.7
Unconsolidated joint venture investments	—	—	96.6	96.6	184.6